Exhibit 10.2

FIRST AMENDMENT TO REVENUE INTEREST FINANCING AGREEMENT

THIS FIRST AMENDMENT TO REVENUE INTEREST FINANCING AGREEMENT (this “Amendment”) is entered into as of June 6, 2024, by and between MARINUS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and Sagard Healthcare Partners FUNDING Borrower SPE 1, lp, a Delaware limited partnership (as successor in interest by assignment to Sagard Healthcare Partners (Delaware) LP, a Delaware limited partnership (as successor in interest by assignment to Sagard Healthcare Royalty Partners, LP, a Cayman Islands exempted limited partnership)) (the “Investor”).

W I T N E S S E T H:

WHEREAS, the Company and the Investor are parties to that certain Revenue Interest Financing Agreement, dated as of October 28, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to giving effect to this Amendment, the “Existing RIFA”; the Existing RIFA, as amended pursuant to this Amendment, is referred to herein as the “RIFA”).  Unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the RIFA;

WHEREAS, the Company desires to enter into that certain second amendment to the Oaktree Credit Agreement with the applicable Subsidiaries of the Company, Oaktree and the Lenders (the “Oaktree Second Amendment”); and

WHEREAS, the Company has requested that the Investor make certain amendments to the Existing RIFA, and, subject to the satisfaction of the conditions set forth herein, the Investor is willing to do so, on the terms set forth herein and in the RIFA.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1.Amendment to Existing RIFA. In reliance upon the representations and warranties set forth in Section 3 below and upon satisfaction or waiver by the Investor of the conditions to effectiveness set forth in Section 2 below, the Existing RIFA shall be amended as follows:
(a)Section 1.1 of the Existing RIFA is amended to add the following definition of “Controlled Account” in alphabetical order:

““Controlled Account” means any deposit account, disbursement account, investment account (and other similar accounts) and lockboxes with a bank or financial institution within the U.S. which has executed and delivered to the Investor an account control agreement, in form and substance reasonably acceptable to the Investor; provided that each such deposit account, disbursement account, investment account (or similar account) and lockbox shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Obligations, and the applicable Company Party shall have granted a perfected Lien to the Investor over such Controlled Account.”

(b)The definition of “Minimum Liquidity Amount” in Section 1.1 of the Existing RIFA shall be amended and restated in its entirety as follows:

““Minimum Liquidity Amount” means $10,000,000.”

(c)Section 7.11 of the Existing RIFA is amended and restated in its entirety as follows:

“7.11Minimum Liquidity.  Commencing on the Oaktree Date (or such later date as agreed by the Investor in its reasonable discretion), the Company Parties shall at all times thereafter maintain the Minimum Liquidity Amount in cash and/or Permitted Cash Equivalent Investments in one or more Controlled Accounts that is free and clear of all Liens, other than Liens permitted under clauses (c) and (y) of the definition of “Permitted Liens”. Any breach of this Section 7.11 shall constitute an immediate Event of Default under this Agreement.”

2.Conditions.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) upon which each of the following conditions is satisfied (or waived by the Investor):
(a)The Company and the Investor shall have duly executed and delivered this Amendment.
(b)The Company, the applicable Subsidiaries of the Company, the Lenders and Oaktree shall have duly executed and delivered the Oaktree Second Amendment, in form and substance satisfactory to the Investor.
(c)The Investor shall have received payment in cash from the Company of an amendment fee in the amount of $100,000, which amendment fee shall be payable in immediately available funds, fully earned when paid and shall not be refundable for any reason whatsoever.
(d)The Company shall have paid all reasonable and documented out-of-pocket expenses incurred by the Investor in connection with the transactions contemplated by this Amendment, including but not limited to reasonable and documented out-of-pocket fees, charges and disbursements of outside counsel to the Investor incurred prior to or on the First Amendment Effective Date.
(e)Immediately before and immediately after giving effect to this Amendment and the Oaktree Second Amendment and the consummation of the transactions contemplated hereby and thereby, no Event of Default shall have occurred and be continuing.
(f)The representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the First Amendment Effective Date (or, if made as of a specific date, as of such date); provided, that to the extent that any such representation or warranty is qualified by the term “material” or “Material Adverse Effect,” such representation or warranty (as so written, including the term “material” or “Material Adverse Effect”) shall be true and correct in all respects as of the First Amendment Effective Date or such other date, as applicable.
3.Representations and Warranties.  The Company hereby represents and warrants to the Investor as follows:
(a)The Company has all powers and authority to execute and deliver, and perform its obligations under this Amendment and the Oaktree Second Amendment and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Amendment and the Oaktree Second Amendment and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by the Company.  This Amendment and the Oaktree Second Amendment has been duly executed and delivered by the Company.  This Amendment and the Oaktree Second Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable Debtor Relief Laws.

(b)None of the execution and delivery by the Company of this Amendment or the Oaktree Second Amendment, the performance by the Company of the obligations contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy (including termination, cancellation or acceleration) or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (A) any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Company or any of its Subsidiaries or any of their respective assets or properties may be subject or bound, (B) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or committed or (C) any term or provision of any of the organizational documents of the Company or any of its Subsidiaries, except in the case of clause (A) or (B) where any such event could not reasonably be expected to result in a Material Adverse Effect; or (ii) except as provided in any of the Transaction Documents or Oaktree Security Documents to which it is party, result in or require the creation or imposition of any Lien on the Collateral.
(c)Immediately before and immediately after giving effect to this Amendment and the Oaktree Second Amendment and the transactions contemplated hereby and thereby, the representations and warranties contained herein and in the RIFA are true and correct in all material respects on and as of the First Amendment Effective Date (or, if made as of a specific date, as of such date); provided, that to the extent that any such representation or warranty is qualified by the term “material” or “Material Adverse Effect,” such representation or warranty (as so written, including the term “material” or “Material Adverse Effect”) shall be true and correct in all respects as of the First Amendment Effective Date or such other date, as applicable.
(d)Immediately before and immediately after giving effect to this Amendment and the Oaktree Second Amendment and the transactions contemplated hereby and thereby, no Event of Default has occurred and is continuing.
4.Post-Closing Covenant.  Within one hundred twenty (120) days after the First Amendment Effective Date (or such later date as agreed to by the Investor in its reasonable discretion), the Company shall deliver, or cause to be delivered, to the Investor a customary form of amendment to or assignment of each Control Agreement, signed by the Company to the extent such form of amendment or assignment contemplates the execution thereof by the Company but unsigned by the Investor and Oaktree, which form of amendment or assignment shall, once signed by the Investor and Oaktree in accordance with the terms of the Oaktree Credit Agreement and Intercreditor Agreement, effect the replacement of Oaktree with the Investor under such Control Agreement and release of any liability of Oaktree under such Control Agreement.
5.No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the RIFA or any of the other Transaction Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Investor reserves all rights, privileges and remedies under the Transaction Documents.  Except as amended or consented to hereby, the RIFA and the other Transaction Documents remain unmodified and in full force and effect.  All references in the Transaction Documents to the RIFA shall be deemed to be references to the RIFA, as modified hereby.  Nothing contained in this Amendment shall be deemed or construed to be a satisfaction, reinstatement, novation or release of the RIFA or any other Transaction Document.  This Amendment shall constitute a “Transaction Document” under and as defined in the RIFA and shall be subject to the terms and provisions therein regarding Transaction Documents.

6.Release of Claims.  Each Company Party hereby remises, releases, acquits, satisfies and forever discharges the Investor, each of its agents, employees, officers, directors, predecessors, and attorneys, and all others acting or purporting to act on behalf of or at the direction of the Investor (collectively, the “Releasees”) of and from any and all manner of claims, causes of action or suits whatsoever, of every name and nature, known or unknown, both at law and in equity, which any Company Party has heretofore had or now or hereafter can, shall or may have against any Releasees by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof to the extent arising out of, connected with or related to this Amendment, any of the other Transaction Documents or the agreements of the Investor contained herein or therein and any discussions or negotiations with respect to any of the foregoing (collectively, the “Released Matters”); provided, however, that in each case, the foregoing release shall not apply to claims of fraud or willful misconduct.  Without limiting the generality of the foregoing, each Company Party hereby waives and affirmatively agrees that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasees on the basis of any Released Matters released, remised, acquitted, satisfied and/or discharged by such Company Party pursuant to this Section 6.
7.Ratification.  Each Company Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the RIFA, as amended hereby, and the other Transaction Documents effective as of the date hereof, including, without limitation, the grant of security interests and Liens by the Company and the other Grantors under the Security Documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.  The validity and enforceability of any appointment of the Investor as attorney-in-fact under any Transaction Document is ratified and reaffirmed as of the date hereof, and each Company Party reappoints the Investor as its attorney-in-fact in accordance with the terms of the Transaction Documents, as applicable, which appointment is IRREVOCABLE so long as the Secured Obligations have not been paid and performed in full and coupled with an interest for the purpose of carrying out the provisions of the Transaction Documents, as applicable.
8.Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.  Any counterpart may be executed by electronic transmission, and such electronic transmission shall be deemed an original.
9.Entire Agreement.  This Amendment, the RIFA and the other Transaction Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties hereto with respect to the subject matter of this Amendment.  No representation, inducement, promise, understanding, condition or warranty not set forth herein (or in the other Transaction Documents) has been made or relied upon by either party hereto.
10.Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
11.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OR CHOICE OF FORUM OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12.Severability.  If one or more provisions of this Amendment are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, which shall remain in full force and effect, and the parties hereto shall replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision.  Any provision of this Amendment held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid, illegal or unenforceable.
13.Headings.  The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
14.Incorporation by Reference.  The terms and provisions of Article X (“Indemnification”) and Sections 12.3 (“Notices”), 12.7(b)-(d) (“Governing Law”) and 12.8 (“Waiver of Jury Trial”) of the RIFA are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

THE COMPANY:	MARINUS PHARMACEUTICALS, INC. By: /s/ Steven PfanstielName: Steven PfanstielTitle: Chief Financial Officer
THE INVESTOR:

Sagard Healthcare Partners Funding Borrower SPE 1, LP

By: Sagard Healthcare Partners Funding SPE 1, LLC, its general partner

By: Sagard Healthcare Royalty Partners GP LLC, its managing member

By: /s/ Adam VignaName: Adam VignaTitle: Chief Investment Officer

[Signature Page to First Amendment to Revenue Interest Financing Agreement]